Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DMC Global Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin T. Longe, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to  Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 22, 2020

/s/ Kevin T. Longe
Kevin T. Longe
President and Chief Executive Officer
of DMC Global Inc.

A signed original of this written statement required by Section 906 has been provided to DMC Global Inc. and will be retained by DMC Global Inc. and furnished to the Securities and Exchange Commission or its staff upon request.